                            HEWLETT-PACKARD COMPANY
           U.S. AGREEMENT FOR AUTHORIZED SOLUTIONS DIRECT RESELLERS
                                SIGNATURE PAGE

ICN#                                    031676
LEGAL BUSINESS NAME                     DESIGN AUTOMATION SYSTEMS
ADDRESS                                 3200 WILCREST DRIVE SUITE 370
CITY, STATE, ZIP                        HOUSTON, TX 77042-3366
PHONE, FAX #EMAIL/INTERNET ADDRESS
DBA(s)                                  ________________________________________
EXECUTIVE CONTACT                       ________________________________________
CORPORATE WEB ADDRESS                   ________________________________________

All documents marked with a "x" below govern the relationship between HP and you for the purchase and resale of HP products. HP and Reseller agree that Reseller's volume level, at Net Reseller price, for HP products on the Exhibits for the term of this Agreement is:

AGREE                                   ATTACHMENTS:
_x_ HP Reseller Business Terms          _x_ HP Warranty & Installation
                                            Information
_x_ U.S. Direct Reseller Program
_x_ HP Solutions Direct Reseller Program
    Operations Policy Manual

ADDENDA & EXHIBITS:                                     COMMENT:
_x_ U.S. Software License Terms
_x_ U.S. Solutions Support Options
_x_ U.S. Solutions VAR Compensation Terms
_x_ U.S. Configuration Tools License
___ U.S. Solutions Multinational Release Points
___ U.S. Solutions Multinational Terms
___ U.S. Solutions Multiple Release Points
___ U.S. Solutions VAR Certification
___ U.S. Solutions OEM/VAR Warranty
___ U.S. Solutions VAR Dual Aggregation Terms
_x_ U.S. Direct Reseller Program-RAM Reseller
___ AV20 HP-UX Server Products                          __$  3,000,000-and up
___ AV21 Unbundled HP-UX Server Products                __$  3,000,000-and up
___ AV22 HP-UX Workstation Products                     __$  1,000,000-and up
___ AV23 Unbundled HP-UX Workstation Products           __$  1,000,000-and up
___ AV24 Enterprise Storage Products                    __$  3,000,000-and up
___ AV25 Other Peripheral and HP-UX Related products    __$  Meet certification
___ AV26 HP Openview NT and Packaged solutions          __$  Meet certification
___ AV27 HP Openview IT Service Management              __$  Meet certification
         & Electronic Business Software
___ AV28 MPE and Related Products                       __$  2,000,000-and up
___ AV30 HP Symmetrix Products
___ AV33 HP UX Visualize Workstations                   __$  1,000,000-and up
___ AV35 HP NT Visualize Workstations (RAM VAR ONLY)
_x_ AV40 HP High End Enterprise Server Products
___ AV41 HP High End Enterprise Other Peripheral &
         HP Related Products
_x_ AV42 HP ?? Products

STATEMENT OF OWNERSHIP:

Form of Organization: (i.e. Corporation, General Partnership, Limited Partnership, Sole proprietor):

For a Corporation, specify whether:  __Publicly Held:  __Privately Held:
State of Incorporation/Organization________________________________________

Identify Company ownership and management structure as follows (attach additional pages if necessary):

Sole proprietor:  Identify all owners, officers and ownership percentages held
Trust:            Identify Trustee(s), Administrators and Beneficiaries of Trust
Partnership:      Identify all General Partners, Limited Partners, Officers
                  and ownership percentages held
                  Specify dollar investment of limited partners
Privately Held
 Corporation:     Identify all shareholders with class and percentage ownership,
                  Officers and Board of Director Members
Publicly Held
  Corporation:    Identify owners of 20% or more of each class of shares with class of shares with class and percentage ownership, Officers and Board of Director Members


       NAMES                             TITLES                                         OWNERSHIP INTEREST

                                                                     Percentage Ownership              Type of Ownership Interest
                                                                    (Dollar Investment in                  (Assets, Common or
                                                                      Limited Partners)                    Preferred Shares)

Carl R. Rose                            Director                        71%                              common
--------------------------------   -------------------------       ---------------------------    ----------------------------
Charles H. Leaver                        President
--------------------------------   -------------------------       ---------------------------    ----------------------------
Robert E. Nelson                         Secretary
--------------------------------   -------------------------       ---------------------------    ----------------------------

--------------------------------   -------------------------       ---------------------------    ----------------------------

--------------------------------   -------------------------       ---------------------------    ----------------------------

If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below:

----------------------------------------------------------------------------------------------------------------------------------
Parent/Owner, including DBA(s)

----------------------------------------------------------------------------------------------------------------------------------
Address
                                                                              (   )
----------------------------------------------------------------------------------------------------------------------------------
City                                  State                    Zip            Telephone

                                                                              (   )
----------------------------------------------------------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                                          Fax


This Reseller Agreement is made and entered into by and between ___________________________, a _________________ Corporation, and
Hewlett-Packard Company, a Delaware Corporation.

----------------------------------------------------------------------------------------------------------------------------------

AUTHORIZED SIGNATURES                                                    HEWLETT-PACKARD COMPANY


   /s/ Robert E. Nelson
-----------------------------------------------------------              -------------------------------------------------------
Authorized Signature                                                     Susan Weatherman
                                                                         Reseller Contracts & Negotiation Manager
Robert E. Nelson
------------------------------------------------------------
Typed Name

Secretary                                                                                             March 31, 2000
------------------------------------------------------------              --------------------       ---------------
Title                                                                     Effective Date              Expiration Date

                      HP SOFTWARE LICENSE TERMS ADDENDUM
                              TABLES OF CONTENTS


                        1.      DEFINITIONS
                        2.      LICENSES
                        3.      GENERAL LICENSE TERMS

                      HP SOFTWARE LICENSE TERMS ADDENDUM

1.      DEFINITIONS

        A. "software" means one or more programs of operating on a controller, processor or other hardware Product "(Device"). Software is either a separate Product, included with another Product ("Bundled Software"), or fixed in a Device and not removable in normal operation ("Firmware").

        B. "Use" means storing, loading, installing, executing, or displaying Software on a Device.

        C. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that are determined by HP to be available from HP upon receipt of Customer's order. "Custom Products modified, designed or manufactured to meet Customer requirements.

        D. "Software License" means the Use authorization(s) for the Software specified by HP in its quotation, invoice or other documentation. Each Software License has a corresponding License Fee.

        E. "License Fee" means the fee or fees designated by HP for Use of Software. Different License Fees may apply to particular Software if more than one Software License is available for that Software.

2.      LICENSES

        In return for the License Fee, HP grants Customer a non-exclusive license to Use the Software listed in Customer's order in conformance with the applicable Software License. Details of the types of Software Licenses offered are available from HP on request. If no Software License is specified, then in return for the applicable fee, HP grants Customer a license to Use one copy of the Software on one Device at any one time. All Software Licenses will be perpetual unless terminated, transferred or otherwise specified.

        If Customer is an HP Authorized Reseller, Customer may sublicense the Software to an end-user for its Use, or (if applicable) sublicense the Software to an HP Authorized Reseller for subsequent distribution to an end-user for its Use. These sublicenses must incorporate the terms of this license in a written sublicense agreement, which will be made available to HP upon request.

3.      GENERAL LICENSE TERMS

        A. Unless otherwise permitted by HP, Customer may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized use of the Software on a backup Device, provided that copies and adaptations are used in no other manner and provided further that the Use on the backup Device is discontinued when the original or replacement Device becomes operable.

        B. Customer must produce all copyright notices in or on the original Software on all permitted copies or adaptations. Customer may not copy the Software onto any public or distributed network.

        C. Bundled Software or Firmware provided to Customer may only be used when operating the associated Device in configurations as sold or subsequently upgraded by HP. Customers may transfer Firmware only upon transfer of the associated Device.

        D. Updates, upgrades or other enhancements are available under HP Support Agreements. HP reserves the right to require additional licenses and fees for Use of the Software on upgraded Devices.

        E. The Software is owned and copyrighted by HP or by third-party suppliers. Customer's license confers no title or ownership and is not a sale of any rights in the Software, its documentation, or the media on which they are recorded or printed. Third-party suppliers may protect their rights in the Software in the event of any infringement.

        F. Customer will not disassemble or decompile the Software without HP's prior written consent. Where customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt the Software unless necessary for legitimate use of the Software.

        G. Customer's Software License is transferable subject to HP's prior written authorization and payment to HP of any applicable fees. Customer will immediately upon transfer deliver all copies of the Software to the transferee. The transferee must agree in writing to the terms of Customer's license. All license terms will be binding on involuntary transferees, notice of which is hereby given. Customer's license will automatically terminate upon transfer.

        H. HP may terminate Customer's or any transferee's or sublicensee's Software License upon notice for failure to comply with any applicable license terms. Immediately upon termination, the Software and all copies of the Software will be destroyed or returned to HP. Copies of the Software that are merged into adaptations, except for individual pieces of data in Customer's or transferee's or sublicensee's data base, will be removed and destroyed or returned to HP. With HP's written consent, one copy of the Software may be retained subsequent to termination for archival purposes.

        I. In this clause on Licenses to the U.S. Government, the term "customer" means HP's direct purchaser, any entity sublicensing the Software, and the end-user.

        1. If Software is licensed for use in the performance of a U.S. government prime contract or subcontract, Customer agrees that Software has been developed entirely at private expense. Customer agrees that Software, and any derivatives or modifications, is adequately marked when the Restricted Rights Legend below is affixed to the Software or to its storage media and is perceptible directly or with the aid of a machine or device. Customer agrees to conspicuously put the following legend on the Software media with Customer's name and address added below the notice:

         RESTRICTED RIGHTS LEGEND

         Use, duplication or disclosure is subject to HP standard commercial license terms or to the following restrictions, whichever is applicable.

        1. for non-DOD Departments and Agencies of the U.S. Government, as set forth in FAR 52.227-19(c)(1-2)(Jun 1967)

        2.  for the DOD and its Agencies, as set forth in DFARS
            252.227-7013(c)(1)(ii)(Oct 1988), DFARS 252.211-7015(c)(May 1991),
            whichever is applicable.
                Hewlett-Packard Company
                  3000 Hanover Street
               Palo Alto, CA 94304 U.S.A.

            Copyright (c) 199_ Hewlett-Packard Company. All
                         Rights Reserved

    2. Customer further agrees that Software is delivered and licensed as "Commercial computer software" as defined in DFARS 252.227-7013 (Oct
        1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014 (Jun 1995),
        or as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. The Customer agrees that it has only those rights provided for such Software by the applicable FAR or DFARS clause or the HP standard software agreement for the Product involved.

J. Neither party may assign any rights or obligations hereunder without prior written consent of the other party.

K. Customer who exports, re-exports or imports HP licensed Products, technology or technical data purchased hereunder, assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. HP may suspend performance if Customer is in violation of any applicable laws or regulations.

L. Disputes arising in connection with this Agreement will be governed by the laws of the country and locality in which HP accepts the order.

M. These HP Software License Terms supersede any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Customer's additional or different terms and conditions will not apply. These HP Software License Terms may not be changed except by an amendment signed by an authorized representative of each party.

                    U.S SOLUTIONS SUPPORT OPTIONS ADDENDUM
                              TABLE OF CONTENTS



                        1.      SERVICES INCLUDED
                        2.      PREREQUISITES
                        3.      SERVICE LIMITATIONS
                        4.      CUSTOMER RESPONSIBILITIES
                        5.      SOFTWARE LICENSE AND COPYRIGHTS
                        6.      CHARGES

                    U.S SOLUTIONS SUPPORT OPTIONS ADDENDUM

Orders for HP System Support Options are subject to the terms of this Agreement, including the Support Exhibit or quotation in effect on the date of order. Direct Reseller is responsible for obtaining the agreement of its end-user Customer with respect to any Support obligations under this Agreement that pertain to such Customer.

1.      SERVICES INCLUDED

        HP System Support Options are offered in one (1) year and three (3) year increments. HP System Support Options provide the following features for HP Products. Not all of the features are offered with every option or supported Product. Features for each option will be provided as described in the specifications sheet for HP System Support Options. Some service features have prerequisites. Service features may include one (1) or more of the following:

        -  On-site hardware support during warranty
        -  Flexible call submittal
        -  Phone-in Software assistance
        -  License to Use Software updates
        -  Software media and documentation updates
        -  HP SupportLine electronic support
        -  Escalation management
        -  Remote support (for selected HP Products)
        -  HP PowerPatch tapes (for selected HP Products)
        -  Assigned account support engineer
        -  Assigned HP Response Center account advocate
        -  Patch management assistance
        -  Operational reviews
        -  System release planning seminars and assistance
        -  Installation of Software updates
        - Installation, configuration, and verification of systems and networks

2.      PREREQUISITES

        HP reserves the right to make the final judgment as to whether Customer adequately meets the requirements outlined in this document.

        A.  MINIMUM SYSTEM CONFIGURATION

        Except for systems capable of diagnostic self-test, HP System Support Options require, at a minimum, that a system include a central processing unit
(CPU), a peripheral capable of reading standard HP diagnostics and verification tests, and a peripheral that allows HP to interact with the covered Products.

        B.  UNIFORM COVERAGE

        All Products that constitute the minimum system configuration must be covered at the same HP System Support Options service level.

        Options OSO - OS6 AND 3YO - 3Y6 may not be combined on the same contract for software-only Products.

        C.  CONNECTORS AND CABLES

        All Products covered by HP System Support Options must be interconnected by cables or connectors listed in the appropriate HP documentation as compatible with the CPU. For HP Products not meeting this requirement, service is available at HP's standard service rates.

        D.  SOFTWARE SUPPORT

        All HP system for which execution of diagnostic test is software-dependent must, at a minimum, be covered by an HP System Support Option that provides periodic software updates.

        E.  COVERAGE REQUIREMENTS

        For HP System Support Options orders that include software support, all systems supported by one system manager, except PC systems, must be covered by an HP System Support Option or by existing contractual HP software support service.

        F.  RIGHT TO COPY DOCUMENTATION

        Customers may copy documentation updates for use with other systems covered by an HP System Support option that provides Software support.

        G.  SOFTWARE LICENSES

        Customer can purchase HP System Options only for HP software for which Customer has rightfully acquired an appropriate HP Software License.

        H.  DESIGNATED CALLERS AND TRAINING REQUIREMENTS

        The following contacts for HP must be designated and trained through completion of the appropriate HP training courses as defined by HP: system manager and altemate; extended hours altemate; if applicable, application software manager and altemate. Only the designated callers can use the HP Response Center.

        I.  REMOTE SUPPORT

        For HP to provide remote support, Customer must give authorization and provide access to a qualified modem, as well as access to one (1) voice-grade telephone and one (1) data-quality telephone line or network with terminations near the system. If HP cannot access a system remotely, HP may charge standard service rates if on-site service is needed.

        J.  HP SUPPORTLINE

        HP SupportLine electronic support is available via the Worldwide Web, electronic mail, and a character-mode interface. With a character-mode interface, Customer can access HP SupportLine electronic support using a modem or the internet. To use HP SupportLine electronic support through modem access, Customer must provide one (1) data-quality telephone line, one (1) locally compatible modem set for 1200, 2400, 9600, or 14,400 baud, and an HP-compatible terminal or terminal emulator, in addition to the equipment required for remote support above. Customers who submit HP Response Center calls via HP SupportLine must meet the same training requirements as the system manager.

        K.  COUNTRY BOUNDARIES

        All systems supported by one (1) system manager must be located within the same country.

        L.  PRIORITY PLUS SUPPORT

        Products may be covered by the Priority Plus hardware service level if HP System Support Options charges for a site exceed a minimum amount. If remote support is available on the Products, Customer must allow remote access to receive Priority Plus support.

3.      SERVICE LIMITATIONS

        A.  HARDWARE AND SOFTWARE SUPPORT

        Any services involving hardware, software or network-related problems not covered by the HP System Support Options service ordered will be subject to HP's standard service rates.

        B.  MAXIMUM USE LIMITATIONS

        Products operated in excess of their maximum usage rate (as specified in the Product's data sheet or operating manual) cannot be covered by HP System Support Options, but can be serviced at HP's standard service rates.

        C.  INTERFACES AND ACCESSORIES

        HP may cover cables, connectors, accessories, and interfaces under the same hardware service level purchased for the Products with which they are used.

        D.  SUPPORTED SOFTWARE VERSIONS

        HP provides support only for the current and immediately preceding versions of HP Software, and only when the Software is used with hardware that is included in HP-specified configurations. If support coverage lapses, additional fees may be required to resume support coverage. HP will support specified versions of selected non-HP software, but will not support the software any longer than the vendor supports it. For non-HP software, HP provides support only for software versions that are specifically documented as supported on a specified configuration.

        E.  NON-HP SOFTWARE

        Support for non-HP software covered by HP System Support Options is limited to telephone assistance, and if available to HP from the third-party software vendor, patches, workarounds, and updates. HP's decision on how long to offer HP support on selected versions of non-HP software is final.

        F.  NON-HP PRODUCTS

        HP is not liable for the performance or non-performance of third-party software vendors, their products, or their support services including design flaws in and/or incompatibility with non-HP products.

        G.  HP SOFTWARE ON NON-HP SYSTEMS

        HP System Support Options for specified HP Software Products used with designated non-HP systems provides the following features: phone-in assistance, software problem reporting, HP SupportLine electronic information access and call submittal, license for software updates and patches.

        H.  ESCALATION MANAGEMENT

        On-site assistance for critical software problems is limited to systems supported by one (1) system manager and situated within one half (1/2) mile, (one (1) kilometer) radius of each other. Systems situated beyond this limit that require on-site assistance will be subject to additional charges at HP's standard service rates.

        I.  ACCESS TO THE HP RESPONSE CENTER

        HP Response Center use is limited to the system manager for the operating system and subsystem software; if applicable, the application software manager(s) for each family of HP application software: and if purchased, additional HP Response Center callers. In the absence of any of these managers, the HP Response Center is available to their designated altemates and, if applicable, during after-hours telephone assistance to the designated after-hours alternate.

        J.  SOURCE OF CODE SUPPORT

        For HP source code Software covered under HP System Support Options, assistance is limited to problems that can be duplicated on the current version of the object code of the particular Software. HP changes Customer at HP's standard service rates for any other assistance required.

        K.  HP PREDICTIVE SUPPORT (SELECTED SYSTEMS)

        HP is not responsible if HP Predictive Support Software does not identify or remedy system or peripheral problems prior to actual occurrence.

        L.  NETWORK SOFTWARE COVERAGE

        Support for HP network software that provides multi-vendor node connectivity is limited to product-usage and problem-solving assistance and software update materials, unless network support is purchased.

        M.  TRAVEL ZONES

        Customer sites located beyond one hundred (100) miles of a primary HP Support Responsive Office may be subject to travel charges, longer response times, and reduced coverage hours as specified in HP's Worldwide Customer Support Travel and Office Director". Availability of some coverage levels is based on distance from a primary HP Support Responsible office.

        N.  EXCLUSIONS

        HP System Support Options do not include assistance that involves program development, coding, isolation of coding problems, implementation assistance, performance consulting, data recovery regardless of the cause of data loss, hardware malfunctions, or problems and investigation time relating to the use of privileged code on HP 3000 systems. HP System Support Options do not include consulting. Consulting may be purchased separately. HP System Support Options are not a substitute for any formal training offered by HP.

        O.  AVAILABILITY

        Some HP System Support Options service features and coverage levels are subject to local availability.

        P.  OUT OF COVERAGE HOURS

        Customer requests for hardware and software support services or installation and configuration services scheduled after HP's normal business hours may be subject to local availability and additional charges.

4.      CUSTOMER RESPONSIBILITIES

        A.  ACCESS

        Customer must provide HP with the following:

        1.  Access to the Products covered under HP System Support Options.

        2. Adequate working space and facilities within a reasonable distance of the Products.

        3. Access to and use of all information, internal resources, and facilities determined by HP to service the Product.

B.      OPERATING PROCEDURES

        Customer must follow routine operating procedures as specified in the HP Product operating manual.

C.      USAGE-LEVEL CHARGES

        Customer must allow HP to install or remove usage meters on specified electromechanical devices. Usage charges may be invoiced separately.

D.      DIAGNOSTIC/MAINTENANCE SOFTWARE (SELECTED SYSTEMS)

        Customer must allow HP to keep system and network diagnostic and maintenance programs resident on Customer's system or site for the exclusive purpose of performing diagnostics and maintenance. Prior to submitting a Software problem report to HP, Customer may be required to assist HP in running these HP-supplied programs. Customers with HP Predictive Support Software must use the electronic data transfer capability it provides to inform HP of events identified by the Software. Customer acknowledges that Customer has no ownership interest in diagnostic Software provided by HP and that HP may remove these diagnostic programs and any HP-loaned modems upon termination of HP System Support Options.

E.      SERVICE REQUESTS

        Prior to placing a service request with HP, Customer may be required to run HP-supplied diagnostic programs.

F.      REVISION LEVELS

        Customer must maintain all associated system hardware and firmware, except PC systems, at the latest HP-specified configuration and code revision level. For PC systems, Customers must maintain all associated system hardware and firmware at a revision level specified by HP. Customers must maintain HP-supported non-HP software at a code revision level specified by HP.

G.      TELECOMMUNICATIONS CHARGES

        Customer is responsible for all telecommunications charges associated with using HP SupportLine electronic support.

H.      TEMPORARY PROCEDURES

        Customer is responsible for implementing temporary procedures or workarounds while permanent solutions are being sought.

5.      SOFTWARE LICENSE AND COPYRIGHTS

A.      UPDATES

        1. HP grants Customer a License to Use software updates provided by HP under an HP System Support Option.

        2. In addition, HP grants Customer a license to use and copy one (1) copy of the updates received from HP for each HP Software Product license for which Customer has purchased an HP System Support option that provides Software support.

        3. Customer agrees that the License to use and copy of the updates is governed by the HP Software License Terms in effect on the date HP ships the update to Customer. The current version of the HP Software License Terms is attached as an addendum to this Agreement.

B.      HP UPDATE OWNERSHIP

        Customer acknowledges that it does not own and has no right to, title to, or interest in the updates except as set forth in the HP Software License Terms.

C.      COPYRIGHT AND TRADEMARK NOTICES

        Customer agrees to reproduce and conspicuously affix those copyright and trademark notices from the original software on document on each copy of an update that Customer makes or obtains from an electronic data source, such as HP SupportLine support.

6.      CHARGES

        A.  CANCELLATION

        If HP System Support Options are canceled, Customer will receive a pro rata refund only for the unused prepaid services. Charges for HP System Support Options cover a twelve (12) month period for one (1) year options and a thirty-six (36) month period for three (3) year options.

        B.  FINANCING

        If HP System Support Options are financed as part of an HP Financing Agreement, the HP Financing Agreement terms and conditions regarding cancellation will govern.

                    HP CONFIGURATION TOOLS LICENSE ADDENDUM
                               TABLE OF CONTENTS


                        1.      PARTIES AND PRECENDENCE
                        2.      LICENSE GRANT
                        3.      RESTRICTIONS AND CHANNEL
                                PARTNER RESPONSIBILITIES
                        4.      SUPPORT
                        5.      CONFIDENTIAL INFORMATION
                        6.      OWN RISK
                        7.      TERM AND TERMINATION

                    HP CONFIGURATION TOOLS LICENSE ADDENDUM

1.      PARTIES AND PRECEDENCE

        This Addendum covers Channel Partner's use of certain electronic configuration tools which consist of HP and third party Software. For purposes of this Addendum, "Channel Partner" means any direct reseller, indirect reseller or independent Software Vendor ("ISV") of HP Solutions Products pursuant to a written Agreement or Certification. This Addendum is incorporated by reference into such Agreement or Certification, the terms and conditions of which will continue in full force and effect, provided, however, that in the event of a conflict with any of the provisions of this Addendum, this Addendum will take precedence.

2.      LICENSE GRANT

        A. Subject to the terms and conditions set forth in this Addendum and in Channel Partner's HP Agreement or Certification HP grants to Channel Partner an internal, non-exclusive, non-transferable, worldwide license to use one copy of the following Software plus any other Software designated by HP and agreed upon by Channel Partner in object code format and including any associated documentation (collectively, the "configuration Tools"), per each individual user identified by Channel Partner and approved by HP. For purposes of this Addendum, "User" means an individual employee or contractor of Channel Partner, as evidenced by a unique user identifier for such individual.

                HP Knowledge Base
                SalesBUILDER for Windows
                QuoteBUILDER for Windows
                RAM Doubler

        B. Notwithstanding the foregoing transfer restriction, Channel Partner may transfer restriction, Channel Partner may transfer copies of the Configuration Tools, including the associated licenses and documentation, between similarly situated users, subject to Section 3 below and any related policies or guidelines issued by HP.

3.      RESTRICTIONS AND CHANNEL PARTNER RESPONSIBILITIES

        A. Channel Partner will use the Configuration Tools solely for the purposes of selling, configuring, quoting prices for, ordering, distributing and/or supporting HP Products and Channel Partner products.

        B. Channel Partner will be responsible for the payment of all registration fees, periodic fees, and any connect time charges associated with the delivery of the Configuration Tools by HP or its designee via electronic communications services or other means.

        C. Channel Partner must have a valid HP Purchase Agreement for resellers, ISV Agreement or Certification, with no compliance violations, in order to be eligible to use the Configuration Tools.

        D. Channel Partner will be responsible for controlling the number of its users of the configuration Tools, and will notify HP or its designee promptly of any internal transfers of the Configuration Tools, including the associated licenses and documentation.

        E. Channel Partner acknowledges HP's right to change Product information as reflected in the HP Product Knowledge Base without prior notice to Channel Partner.

4.      SUPPORT

        HP will provide direct reselling and ISV Channel Partners with telephone coverage support regarding SalesBUILDER for Windows only, each Monday through Friday from 8:00 AM to 8:00 PM Eastern Standard Time, excluding HP holidays pursuant to this Addendum regarding support. HP has no support obligations regarding any other software licensed pursuant to this license. The Channel Partners may contact directly the manufacturers of other software licensed.

5.      CONFIDENTIAL INFORMATION

        Any information disclosed by HP to Channel Partner in connection with Channel Partner's use of the Configuration Tools which is labeled confidential or proprietary will be protected by Channel Partner from unauthorized disclosure to third parties with the same degree of care as Channel Partner uses for its own similar information for a period of three (3) years from the date of disclosure. This restriction will not apply to any information which is (1) already known by Channel Partner prior to disclosure, (ii) independently developed by Channel Partner prior to or independent of the disclosure, (iii) publicly available, (iv) rightfully received from a third party without a duty of confidentiality, or (v) disclosed by Channel Partner with HP's prior written approval.

6.      OWN RISK

        HP IS PROVIDING THESE CONFIGURATION TOOLS ON AN "AS IS" BASIS. CHANNEL PARTNER'S USE OF THE CONFIGURATION TOOLS IS AT CHANNEL PARTNER'S OWN RISK, HP, ITS AGENTS, EMPLOYEES, SUBCONTRACTORS AND THIRD PARTY SOFTWARE SUPPLIERS DISCLAIM ANY AND ALL LIABILITIES FOR AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONFIGURATION TOOLS INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.      TERM AND TERMINATION

        This Addendum will be effective upon execution by both parties, and will continue in effect so long as Channel Partner's HP Agreement or Certification is in effect; provided, however, that HP may terminate Channel Partner's license immediately upon notice for cause, and that HP may, in HP's sole discretion, terminate Channel Partner's license upon thirty (30) days notice without cause. Upon any such termination, Channel Partner will immediately destroy the Configuration Tools, together with all copies in any form.

                   HP WARRANTY AND INSTALLATION INFORMATION
                               TABLE OF CONTENTS

                        1.  DEFINITIONS
                        2.  WARRANTY STATEMENT
                        3.  PLACE OF PERFORMANCE
                        4.  LIMITATION OF LIABILITY AND REMEDIES
                        5.  WARRANTY AND INSTALLATION CLASSIFICATIONS
                        6.  RESPONSE TIMES
                        7.  INSTALLATION SERVICES

                   HP WARRANTY AND INSTALLATION INFORMATION

1.      DEFINITIONS

A. "Delivery" means standard HP shipping to and arrival at the receiving area at the "Ship To" address in the country where Customer's order is placed, unless otherwise indicated on the quotation.

B. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that are determined by HP to be available from HP upon receipt of Customer's order. "Custom Products" means Products modified, designed or manufactured to meet Customer requirements.

C. "Software" means one or more programs capable of operating on a controller, processor or other hardware Product ("Device"). Software is either a separate Product, included with another Product ("Bundled Software") or fixed in a Device and not removable in normal operation ("Firmware").

D. "Specifications" means specific technical information about HP Products which is published in HP Product manuals and technical data sheets in effect on the date HP ships Customer's order.

2.      WARRANTY STATEMENT

A. Product warranty period is defined by the warranty code appearing on quotations, as described in the "Warranty and Installation Classification Table" below or is available upon request.

B. Products purchased from HP outside the U.S. will receive the standard warranty in the country of purchase. If customer moves such products to another country where HP has support presence, then Customer will receive the destination country standard warranty.

C. Products purchased from HP outside the U.S. based on the U.S. list prices will only receive standard warranty in the U.S., except for Products with a global warranty. All Products purchased in the U.S. based on international prices will include a global warranty. A global warranty means that the Product will include the destination country's standard warranty in any country where the Product is moved provided that HP has Support presence in that country.

D. Additional warranty coverage may be purchased and that warranty will be limited to the country in which the additional coverage was purchased. Customer may receive a different warranty when the Product is purchased as part of a system. HP reserves the right to change the warranty. Such changes will affect only new orders.

E. The warranty period begins on the date of deliver, or the date of installation if installed by HP. If customer schedules or delays installation by HP more than 30 days after deliver, the warranty period begins on the 31st day after delivery.

F. HP warrants HP hardware Products against defects in materials and workmanship. HP further warrants that HP hardware products conform to specifications. These warranties do not include periodic recalibration (recommended for some HP Products), unless specifically covered in the warranty terms for such Products.

G. HP warrants that Software will not fail to execute its programming instructions due to defects in materials and workmanship when properly installed and used on the device designated by HP. HP further warrants that HP owned standard Software will substantially conform to Specifications. HP does not warrant that Software will operate in hardware and software combinations selected by customer, or meet requirements specified by Customer.

H. HP does not warrant that the operation of Products will be uninterrrupted or error free.

I. HP warrants that each HP hardware, software, and firmware Product delivered under this Exhibit be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations, when used in accordance with the Product documentation provided by HP (including any instructions for installing patches or upgrades), provided that all other products (e.g. hardware, software, firmware) used in combination with such HP Products) properly exchange date data with it. If the Specifications require that specific HP Products must perform as a system in accordance with the foregoing warranty, then that warranty will apply to those HP Products as a system, and Customer retains sole responsibility to ensure the Year 2000 readiness of its information technology and business environment. The duration of this warranty extends through January 31, 2001.
To the extent permitted by local law, this warranty applies only to branded HP Products and not to products manufactured by others that may be sold or distributed by HP. This warranty Section 21, applies only to HP Products shipped after July 01, 1998. The remedies applicable to this Section 21, are those provided in Section 2J below. Nothing in this warranty will be construed to limit any rights or remedies provided elsewhere in this Exhibit and HP's Terms and Conditions of Sales and Service with respect to matters other than Year 2000 compliance.

J. If HP receives notice of defects or non-conformance to hardware Specification, or substantial non-conformance to HP owned standard Software Specifications during the warranty period, HP will, at its option, repair (and recalibrate only as necessitated by repairs), or replace the affected Products. If HP is unable, within a reasonable time, to repair, replace or correct a defect or non-conformance in a Product to a condition as warranted, customer will be entitled to a refund of the purchase price upon prompt return of the Product to HP. Customer will pay expenses for return of such Products to HP. HP will pay expenses for shipment of repaired or replacement Products, except for Products returned to Customer from another country.

K. HP warrants that HP Support will be provided in a professional and workmanlike manner. HP will replace, at no charge, parts which are defective and returned to HP within 90 days of delivery.

L. Some newly manufactured HP Products may contain and warranty service may use remanufactured parts, which are equivalent to new in performance.

M. The above warranties do not apply to defects resulting from improper or inadequate maintenance or calibration by Customer; customer or third party supplied software, interfacing or supplies; unauthorized modification; improper use or operation outside of the Specifications for the Product;
abuse, negligence, accident, loss or damage in transit; improper site preparation; or unauthorized maintenance or repair.

N. THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

3.      PLACE OF PERFORMANCE

A. Within HP service travel areas, HP Products and certain other Products designated by HP, sold with On Site warranty and installation coverage, will be installed by HP at the Customer's facility at no charge. Outside HP service travel areas, warranty and installation services will be performed at Customer's facility only upon HP's prior agreement; Customer will pay HP's travel expenses and other applicable expenses for such services.

B. Products with On Site warranty will receive warranty services only at the Initial Installation site. If Products eligible for On Site warranty and installation services are moved from the Initial Installation site, the warranty services will be provided only if the Customer purchases additional inspection or installation services at the new site.

C. Products with On-Site warranty will receive warranty services outside the country of initial purchase if global warranty coverage applies. Service outside the country of initial purchase is subject to the conditions regarding HP service travel areas and Initial Installation site in Sections 3A. and B. above.

D. Products with global warranty coverage and return to HP warranty, and battery-powered Products, may be returned to the closest HP authorized repair center. All other Products with return to HP warranty must be returned to an HP authorized repair center within the country of original purchase. Customer will pay expenses for return of such Products to HP. HP will pay expenses for shipment of repaired or replacement Products, except for Products returned to Customer from another country.

4.      LIMITATION OF LIABILITY AND REMEDIES

A. To the extent HP is held legally liable to Customer, HP's liability is limited to:

        1)  damages for bodily injury;

        2) direct damages to tangible property up to a limit of U.S. one million dollars ($1,000,000).

B. Notwithstanding Section 4A. above, in no event will HP or its affiliates, subcontractors or suppliers be liable for any of the following:

        1)  actual loss or direct damage that is not listed in 4A. above;

        2)  damages for loss of data, or software restoration;

        3) damages relating to Customer's procurement of substitute products or services (i.e., "cost of cover"); or

        4) incidental, special or consequential damages (including downtime costs or lost profits).

C. THE REMEDIES IN THIS EXHIBIT AND HP's TERMS AND CONDITIONS OF SALE AND SERVICE ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES.

5.      WARRANTY AND INSTALLATION CLASSIFICATIONS

        Products receive warranty and installation services as defined in the Warranty Installation Classification Table below. Peripherals, accessories and interfaces receive the same services as the systems to which they are connected when:

        1) the Products are purchased with the system on a coordinated delivery and are included in the system configuration; or,

        2) the Products are purchased as add-ons to an existing system covered by a HP service agreement which is extended to include the add-on Products.

                WARRANTY AND INSTALLATION CLASSIFICATION TABLE
________________________________________________________________________________
WARR    WARRANTY   SERVICE     SUPPORT               GLOBAL  INSTALL  UPGRADE
CODE    PERIOD     LOCATION    LEVEL                 WARR    INC.     ELIG.
                                                     (13)             (4)
________________________________________________________________________________
1A      30 days     HP/DEALER   Standard Bench (3)     No       No       No
1B      60 days     HP          Replacement (18)       Yes      No       No
1C      30 days     HP/DEALER   Replacement (18)       Yes      No       No
1D      30 days     HP/DEALER   Parts only (16,30)     Yes      No       No
1E      5 years     HP/DEALER   Parts only (32)        Yes      No       No
1F      90 days     HP/DEALER   Parts only (16,30)     Yes      No       No
IG      2 years     HP/DEALER   Parts only (16,30)     Yes      No       No
IH      1 year      HP          Enhanced Parts only    No       No       Yes
                                within 48 hrs (33)
IP      30 days     HP          Replacement (18)       No       No       No
1Q      30 days     HP/DEALER   Parts only (16,30)     No       No       No
2A      90 days     On site     4 hour response (22)   No       Yes (1)  Yes
2B      90 days     On site     4 hour response (22)   No       Yes      Yes
2C      90 days     On site     4 hour response (22)   No       No       Yes
2D      90 days     On site     Next day (22)          No       No       Yes
2E      90 days     On site     Next day (22)          No       Yes      Yes
2F      90 days     On site     Next day (22)          No       No       No
2G      90 days     On site     4 hour response (22)   No       No       No
2H      90 days     On site     Next day (22           No       Yes      No
2J      90 days     On site     Within 3 days (22)     No       Yes      No
2K      90 days     HP/DEALER   Replacement (2)        Yes      No       No
3A      90 days     HP/DEALER   Standard Bench (3)     No       No       Yes
3B      90 days     HP/DEALER   Standard Bench (3)     No       No       No
3C      90 days     HP          Replacement (2)        No       No       No
3D      90 days     HP          Standard Bench (3)     No       No       No
3E      6 months    On site     Within 3 days (22)     Yes      Yes      Yes
3P      90 days     HP          Replacement (18)       No       No       No
3Q      90 days     HP          Parts only (16,24)     No       Yes      No
3R      90 days     HP          Parts only (16,24)     No       No       No
3S      1 year      On site     Next day (22)          Yes      No       Yes
3T      1 year      On site     Next day (22)          Yes      Yes      Yes
3U      90 days     HP          Replacement (2)        Yes      No       No
3V      18 months   HP/DEALER   Standard Bench (3)     Yes      No       No
3W      1 year      On site     Within 3 days (22)
                                Module Exchange (14)   Yes      No       No
3X      1 year      HP          Replacement (18)       Yes      No       No
4A      1 year      HP/DEALER   Standard Bench (3)     No       No       No
4B      1 year      HP/DEALER   Standard Bench (3)     No       No       Yes
4C      1 year      HP/DEALER   Standard Bench (3)     No       Yes      No
4D      1 year      HP/DEALER   Standard Bench (3)     Yes      No       No
4E      1 year      HP/DEALER   Standard Bench (3)     Yes      No       Yes
4F      1 year      HP/DEALER   Standard Bench (3)     Yes      Yes      No
4G      1 year      On site     Next Day (22)          Yes      No       No
4H      1 year      HP/DEALER   Unit Exchange,         Yes      No       No
                                Next Day (7)
4J      1 year      HP/DEALER   Exchange, Next Day (7) Yes      No       No
4K      1 year      On site     Next day (22)          No       Yes (1)  Yes
4L      1 year      On site     Next day (22)          No       Yes      Yes
4M      1 year      On site     Next day (22)          No       No       Yes
4N      1 year      On site     Within 2 Days (19)     Yes      No       No
4P      1 year      HP          Parts Only (16)        Yes      No       No
4Q      1 year      On site     Next Day (22)          Yes      Yes      No
4R      1 year      On site     Cooperative,           Yes      Yes      Yes
                                7 Days (11)
4S      1 year      On site     Cooperative, (11)      Yes      Yes      Yes
4T      1 year      On site     HW & SW, Next Day (26) Yes      No       No
4U      1 year      HP/DEALER   Unit Exchange (7)      Yes      No       Yes
4V      3 years     HP/DEALER   Parts Only (16)        Yes      No       No
4W      90 days     On site     Shared, Same Day (20)  No       No       No
4X      1 year      HP          Replacement (6)        No       No       No
4Y      1 year      On site     SW Next Day (31)       Yes      No       No
5A      1 year      On site     Next Day (22)          No       Yes      No
5B      1 year      On site     Next Day (22)          No       Yes      No

                    HP CONFIGURATION TOOLS LICENSE ADDENDUM

1.  PARTIES AND PRECEDENCE

        This Addendum covers Channel Partner's use of certain electronic configuration tools which consist of HP and third party Software. For purposes of this Addendum, "Channel Partner" means any direct reseller, indirect reseller or independent Software Vendor ("ISV") of HP Solutions Products pursuant to a written Agreement or Certification. This Addendum is incorporated by reference into such Agreement or Certification, the terms and conditions of which will continue in full force and effect; provided, however, that in the event of a conflict with any of the provisions of this Addendum, this Addendum will take precedence.

2.  LICENSE GRANT

        A. Subject to the terms and conditions set forth in this Addendum and in Channel Partner"s HP Agreement or Certification, HP grants to Channel Partner an internal, non-exclusive, non-transferable, worldwide license to use one copy of the following Software plus any other Software designated by HP and agreed upon by Channel Partner in object code format and including any associated documentation (collectively, the "Configuration Tools"), per each individual user identified by Channel Partner and approved by HP. For purposes of this Addendum, "User" means an individual employee or contractor of Channel Partner, as evidenced by a unique user identifier for such individual.

        HP Knowledge Base
        SalesBUILDER for Windows
        QuoteBUILDER for Windows
        RAM Doubler

        B. Notwithstanding the foregoing transfer restriction, Channel Partner may transfer copies of the Configuration Tools, including the associated licenses and documentation, between similarly situated Users, subject to
Section 3 below and any related policies or guidelines issued by HP.

3.  RESTRICTIONS AND CHANNEL PARTNER RESPONSIBILITIES

        A. Channel Partner will use the Configuration Tools solely for the purposes of selling, configuring, quoting prices for, ordering, distributing and/or supporting HP Products and Channel Partner products.

        B. Channel Partners will be responsible for the payment of all registration fees, periodic fees, and any connect time charges associated with the delivery of the Configuration Tools by HP or its designee via electronic communications services or other means.

C. Channel Partner must have a valid HP Purchase Agreement for resellers, ISV Agreement or Certification, with no compliance violations, in order to be eligible to use the Configuration Tools.

D. Channel Partner will be responsible for controlling the number of its users of the Configuration Tools, and will notify HP or its designee promptly of any internal transfers of the Configuration Tools, including the associated licenses and documentation.

E. Channel Partner acknowledges HP's right to change Product information as reflected in the HP Product Knowledge Base without prior notice to Channel Partner.

4.  SUPPORT

        HP will provide direct reselling and ISV Channel Partners with telephone coverage support regarding SalesBUILDER for Windows only, each Monday through Friday from 8:00 AM to 8:00 PM Eastern Standard Time, excluding HP holidays pursuant to this Addendum regarding support. HP has no support obligations regarding any other software licensed pursuant to this license. The Channel Partners may contact directly the manufacturers of other software licensed.

5.  CONFIDENTIAL INFORMATION

        Any information disclosed by HP to Channel Partner in connection with Channel Partner's use of the Configuration Tools which is labeled confidential or proprietary will be protected by Channel Partner from unauthorized disclosure to third parties with the same degree of care as Channel Partner uses for its own similar information for a period of three (3) years from the date of disclosure. This restriction will not apply to any information which is
(i) already known by Channel Partner prior to disclosure, (ii) independently developed by Channel Partner prior to or independent of the disclosure,
(iii) publicly available, (iv) rightfully received from a third party without a duty of confidentiality, or (v) disclosed by Channel Partner with HP's prior written approval.

6.  OWN RISK

        HP IS PROVIDING THESE CONFIGURATION TOOLS ON AN "AS IS" BASIS. CHANNEL PARTNER'S USE OF THE CONFIGURATION TOOLS IS AT CHANNEL PARTNER'S OWN RISK, HP, ITS AGENTS, EMPLOYEES, SUBCONTRACTORS AND THIRD PARTY SOFTWARE SUPPLIERS DISCLAIM ANY AND ALL LIABILITIES FOR AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONFIGURATION TOOLS INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.  TERM AND TERMINATION

        This Addendum will be effective upon execution by both parties, and will continue in effect so long as Channel Partner's HP Agreement or Certification is in effect; provided, however, that HP may terminate Channel Partner's license immediately upon notice for cause, and that HP may, in HP's sole discretion, terminate Channel Partner's license upon thirty (30) days notice without cause. Upon any such termination, Channel Partner will immediately destroy the Configuration Tools, together with all copies in any form.

                WARRANTY AND INSTALLATION CLASSIFICATION TABLE
________________________________________________________________________________
WARR    WARRANTY   SERVICE     SUPPORT               GLOBAL  INSTALL  UPGRADE
CODE    PERIOD     LOCATION    LEVEL                 WARR    INC.     ELIG.
                                                     (13)             (4)
________________________________________________________________________________
1A      30 days     HP/DEALER   Standard Bench (3)     No       No       No
1B      60 days     HP          Replacement (18)       Yes      No       No
1C      30 days     HP/DEALER   Replacement (18)       Yes      No       No
1D      30 days     HP/DEALER   Parts only (16,30)     Yes      No       No
1E      5 years     HP/DEALER   Parts only (32)        Yes      No       No
1F      90 days     HP/DEALER   Parts only (16,30)     Yes      No       No
IG      2 years     HP/DEALER   Parts only (16,30)     Yes      No       No
IH      1 year      HP          Enhanced Parts only    No       No       Yes
                                within 48 hrs (33)
IP      30 days     HP          Replacement (18)       No       No       No
1Q      30 days     HP/DEALER   Parts only (16,30)     No       No       No
2A      90 days     On site     4 hour response (22)   No       Yes (1)  Yes
2B      90 days     On site     4 hour response (22)   No       Yes      Yes
2C      90 days     On site     4 hour response (22)   No       No       Yes
2D      90 days     On site     Next day (22)          No       No       Yes
2E      90 days     On site     Next day (22)          No       Yes      Yes
2F      90 days     On site     Next day (22)          No       No       No
2G      90 days     On site     4 hour response (22)   No       No       No
2H      90 days     On site     Next day (22           No       Yes      No
2J      90 days     On site     Within 3 days (22)     No       Yes      No
2K      90 days     HP/DEALER   Replacement (2)        Yes      No       No
3A      90 days     HP/DEALER   Standard Bench (3)     No       No       Yes
3B      90 days     HP/DEALER   Standard Bench (3)     No       No       No
3C      90 days     HP          Replacement (2)        No       No       No
3D      90 days     HP          Standard Bench (3)     No       No       No
3E      6 months    On site     Within 3 days (22)     Yes      Yes      Yes
3P      90 days     HP          Replacement (18)       No       No       No
3Q      90 days     HP          Parts only (16,24)     No       Yes      No
3R      90 days     HP          Parts only (16,24)     No       No       No
3S      1 year      On site     Next day (22)          Yes      No       Yes
3T      1 year      On site     Next day (22)          Yes      Yes      Yes
3U      90 days     HP          Replacement (2)        Yes      No       No
3V      18 months   HP/DEALER   Standard Bench (3)     Yes      No       No
3W      1 year      On site     Within 3 days (22)
                                Module Exchange (14)   Yes      No       No
3X      1 year      HP          Replacement (18)       Yes      No       No
4A      1 year      HP/DEALER   Standard Bench (3)     No       No       No
4B      1 year      HP/DEALER   Standard Bench (3)     No       No       Yes
4C      1 year      HP/DEALER   Standard Bench (3)     No       Yes      No
4D      1 year      HP/DEALER   Standard Bench (3)     Yes      No       No
4E      1 year      HP/DEALER   Standard Bench (3)     Yes      No       Yes
4F      1 year      HP/DEALER   Standard Bench (3)     Yes      Yes      No
4G      1 year      On site     Next Day (22)          Yes      No       No
4H      1 year      HP/DEALER   Unit Exchange,         Yes      No       No
                                Next Day (7)
4J      1 year      HP/DEALER   Exchange, Next Day (7) Yes      No       No
4K      1 year      On site     Next day (22)          No       Yes (1)  Yes
4L      1 year      On site     Next day (22)          No       Yes      Yes
4M      1 year      On site     Next day (22)          No       No       Yes
4N      1 year      On site     Within 2 Days (19)     Yes      No       No
4P      1 year      HP          Parts Only (16)        Yes      No       No
4Q      1 year      On site     Next Day (22)          Yes      Yes      No
4R      1 year      On site     Cooperative,           Yes      Yes      Yes
                                7 Days (11)
4S      1 year      On site     Cooperative, (11)      Yes      Yes      Yes
4T      1 year      On site     HW & SW, Next Day (26) Yes      No       No
4U      1 year      HP/DEALER   Unit Exchange (7)      Yes      No       Yes
4V      3 years     HP/DEALER   Parts Only (16)        Yes      No       No
4W      90 days     On site     Shared, Same Day (20)  No       No       No
4X      1 year      HP          Replacement (6)        No       No       No
4Y      1 year      On site     SW Next Day (31)       Yes      No       No
5A      1 year      On site     Next Day (22)          No       Yes      No
5B      1 year      On site     Next Day (22)          No       Yes      No
5C      1 year      On site     Next Day (22)          No       No       No
5D      1 year      On site     Within 3 Days (22)     No       No       No
5E      1 year      HP/DEALER   Unit Exchange (7)      No       No       No
5F      1 year      HP/DEALER   Unit Exchange,         No       No       No
                                Next day (7)
5G      1 year      On site     Within 3 Days (22)     No       Yes(1)   Yes
5H      1 year      On site     Within 3 Days (22)     No       Yes      Yes
5J      1 year      On site     Within 3 Days (22)     No       No       yes
5K      1 year      On site     Within 3 Days (22)     No       No       Yes
5L      1 year      On site     4 Hour Response (22)   No       Yes(1)   Yes
5M      1 year      On site     4 Hour Response (22)   No       Yes      Yes
5N      1 year      On site     4 Hour Response (22)   No       No       Yes
5P      1 year      HP          Replacement (18)       No       No       No
5Q      1 year      HP          Standard Bench (3)     No       No       No
5R      1 year      On site     4 Hour Response (22)   No       No       Yes
5S      1 year      On site     Within 3 Days (22)     Yes      Yes      Yes
5T      1 year      On site     Within 3 Days (22)     Yes      No       Yes
5U      1 year      On site     Within 3 Days (22)     No       Yes      No
5V      1 year      On site     Cooperative (11)       No       Yes      Yes
5W      1 year      On site     Next Day, 7 Days (15)  Yes      Yes      No
5X      1 year      HP          Parts Only (16)        No       No       No
5Y      1 year      On site     Cooperative,           No       Yes      Yes
                                7 Days (11)
5Z      1 year      HP/DEALER   Unit Exchange (7)      No       No       Yes
6A      3 years     On site     Next Day (22)          No       No       No
6B      2 years     HP/DEALER   Standard Bench (3)     No       No       No
6C      2 years     On site     Next Day (22)          No       No       No
6D      2 years     On site     Next Day (22)          No       Yes      No
6E      2 years     HP/DEALER   Unit Exchange,         No       No       No
                                Next Day (7)
6F      2 years     HP/DEALER   Unit Exchange (7)      No       No       No
6G      2 years     HP/DEALER   Unit Exchange (7)      No       No       Yes
6H      2 years     HP          Parts Only (16)        No       No       No
6J      2 years     On site     Shared, Same Day (2)   No       Yes      No
6L      18 months   HP/DEALER   Standard Bench (3)     No       No       No
6M      18 months   HP          Replacement (18)       No       No       No
6N      18 months   On site     Next Day (22)          Yes      No       No
6P      2 years     HP          Replacement (16)       No       No       No
6Q      2 years     On site     Next Day, 7 Days (15)  Yes      Yes      No
6R      2 years     On site     Next Day (22)          Yes      No       No
6S      2 years     HP/DEALER   Standard Bench (3)     Yes      No       No
6T      2 years     On site     Unit Exchange,         No       Yes      No
                                Next Day (7)
6U      2 years     On site     Unit Exchange,         No       No       No
                                Next Day (7)
6V      2 years     On site     Within 3 Days (22)     Yes      No       No
6W      2 years     On site     Unit Exchange,         No       No       No
                                Next Day (7)
6X      2 years     HP/DEALER   Unit Exchange,         Yes      No       No
                                Next Day (7)
6Y      2 years     On site     Unit Exchange,         Yes      No       No
                                Next Day (7)
6Z      1 year      HP          Replacement (18)       No       Yes      No
7A      3 years     HP/DEALER   Standard Bench (3)     No       No       No
7B      3 years     HP/DEALER   Unit Exchange (7)      No       No       No
7C      3 years     On Site     Next Day (22)          No       No       No
7D      3 years     Site &      1 Year on Site         No       No       No
                    Bench       + 2 Years Bench (1)
7E      3 years     HP/DEALER   Unit Exchange,         No       No       No
                                Next Day (7)
7F      3 years     Exchange &  1 Year Unit Exchange   No       No       No
                    Bench       + 2 Years Bench (12)
7G      3 years     On site     Next Day (22)          Yes      No       No
7H      3 years     HP/DEALER   Replacement (18)       No       No       No
7J      3 years     HP/DEALER   Module Exchange (14)   Yes      No       No
7K      3 years     Site &      1 Year On Site,        Yes      No       No
                    Bench       + 2 Years Bench (10)
7L      3 years     HP/DEALER   Standard Bench (3)     Yes      No       No
7M      3 years     HP/DEALER   Unit Exchange (7)      No       No       Yes
7N      3 years     On site     Next Day (22)          No       Yes(1)   Yes
7P      3 years     On site     Next Day (22)          No       Yes      Yes
7Q      3 years     On site     Next Day (22)          No       No       Yes
7R      3 years     HP/DEALER   Unit Exchange,         No       No       Yes
                                Next Day(7)
7S      3 years     HP/DEALER   Bench + Parts          Yes      No       No
                                Only (21)
7T      3 years     On site     1 Year On Site +       Yes      No       No
                                2 Years Parts Only (23)
7U      3 years     On site     On Site, Within 3      No       Yes      No
                                Days (22)
7V      3 years     On site     On Site, Within 3      No       No       Yes
                                Days (22)
7W      3 years     On site     On Site, Within 3      No       No       No
                                Days (22)
7X      3 years     HP/DEALER   Unit Exchange (7)      Yes      No       Yes
7Y      3 years     On site     5 Hour Response,       No       No       No
                                24x7 (27)
7Z      3 years     HP/DEALER   Parts Only (16)        No       No       No
8A      5 years     On site     Next Day (22)          No       No       No
8B      5 years     HP          Replacement (18)       No       No       No
8C      5 years     HP/DEALER   Standard Bench         No       No       No
8D      5 years     HP/DEALER   Replacement (18)       No       No       Yes
8E      5 years     Site &      1 Year on Site + Parts No       No       No
                    Parts       Only Lifetime (17)
8F      5 years     On site     Next Day (22)          Yes      No       No
8G      5 years     HP          Replacement (18)       Yes      No       No
8H      5 years     HP/DEALER   Unit Exchange,         No       No       No
                                Next Day (7)
8J      5 years     HP/DEALER   Unit Exchange,         No       No       Yes
                                Next Day (7)
8K      5 years     HP/DEALER   Unit Exchange (7)      No       No       No
8L      5 years     HP/DEALER   Unit Exchange (7)      No       No       No
8M      3 years     Site &      90 Days on Site +      Yes      No       No
                    Parts       33 Months Parts
                                Only (28)
8N      3 years     Site &      1 Year On Site + 2     Yes      No       No
                    Parts       Years Parts Only (28)
8P      3 years     Site &      1 Year On Site + 2     Yes      No       No
                    Parts       Years Parts Only
                                Excluding KB/Mouse(29)
8Q      5 years     HP/DEALER   Parts Only (16)        No       No       No
8R      3 years     HP/DEALER   Unit Exchange,         Yes      No       No
                                Next Day (7)
8S      3 years     On site     Unit Exchange (7)      Yes      No       No
8T      2 years     On site     Next Day (22)          Yes      Yes      No
8U      2 years     On site     Within 3 Days (22)     Yes      Yes      No
8V      3 years     Site &      1 Year On Site + 2     No       No       No
                    Parts       Years Parts Only
                                Excluding KB/Mouse (29)
9A      6 years     On site     4 Hour Response        No       No       No
                                (Expires: 30 SEP 2001)
9M      Lifetime    HP          Replacement (5)        Yes      No       Yes
9N      Lifetime    HP          Replacement (5)        No       No       Yes
9P      Lifetime    HP          Replacement (5)        No       No       No
9Q      10 years    HP          Replacement (5)        No       No       No
9R      Lifetime    HP/DEALER   Unit Exchange,         Yes      No       Yes
                                Next Day (7)
9X      30 years    HP/DEALER   Replacement (8)        No       No       No
9Y      90 days     HP/DEALER   Replacement (8)        No       No       No
9Z      90 days     HP          Replacement (24)       No       No       No

NOTES:

1.   Site preparation service included with installation.
2. Warranty service is limited ro repair or replacement of defective Software media or materials only.
3. Standard Bench warranty means repaired by HP or an HP dealer as its designated repair center.
4. Upgrade eligibility indicates Product warranty and installation coverage is eligible to change to match the warranty coverage of the controlling Product when ordered as a component of a system.
5. Lifetime parts warranty for an item that is warranted throughout the support life of the Product in which it is used.
6. Products manufactured by another company and distributed by Hewlett-Packard are not supported by HP. Support is provided by the original product manufacturer. Software warranty services from HP are limited to replacement of defective Software media or materials. Customer should contact and/or register with the product manufacturer to receive any additional warranty and support coverage information that may be available.
7. Unit Exchange warranty may return to the Customer a repaired exchange unit, or their original product repaired to HP standards.
8. The Product may be replaced, repaired or the purchase price refunded if found to be defective during the first thirty (3) years of use.
9.   The Product may be replaced if found to be defective during the first ten
     (10) years of use.
10. On site warranty with next day response is provided for the first year and Standard Bench warranty is provided for two additional years. Standard Bench warranty means repaired by HP or by an HP dealer at its designated repair center.
11. Cooperative Support involves a sharing of responsibilities for replacement parts inventory and on site product servicing. Warranty 5V response is limited to normal working hours. Warranty 5Y response is twenty-four (24) hours a day, seven (7) days a week.
12. Unit exchange (see #7 above) warranty is provided for the first year and Standard Bench warranty is provided for two additional years. Standard Bench warranty means repaired by HP or an HP dealer at its designated repair center.
13. Warranty coverage is available in all countries where HP has established local support capabilities. Repairs of products configured to operate in a different country may be subject to delays.
14. Module Exchange warranty may return to the Customer a refurbished module in exchange for the Customer's original.
15. Response to a call for support is available seven (7) days a week. On site response is provided by the next day after receiving a call requesting warrant support.
16.  Parts only warranty means HP will supply the Customer with a replacement part in exchange for a defective one.
17. Five (5) year on site warranty is supplemented with a lifetime parts warranty. Lifetime means HP will supply the Customer with a replacement part in exchange for a defective one throughout the support life of the Product. Some part restrictions apply.
18. The item is warranted against manufacturing defects in material or workmanship only.
19.  Warranty response is provided within two business days.
20. Shared warranty support responsibility with the original equipment manufacturer. HP provides the initial contact for the Customer and works with the original equipment manufacturer the same business day to supply required warranty suppport if needed.
21. First year receives standard bench repair warranty coverage and years two and three receive replacement parts warranty coverage only.
22. Responses are based on local standard business days and working hours. Unless otherwise stated, all responses are measured from the time the Customer calls until HP has either established a mutually acceptable time for support to be performed, or HP has begun to provide on site support or remote diagnosis.
23. First year receives standard On Site, Next Day warranty coverage and years two and three receive replacement parts warranty coverage only.
24. Products manufactured by another company, distributed by HP and supported by HP receive minimal warranty coverage of ninety (90) days parts only. This warranty may be upgraded to one (1) year on site support.
25. Product is serviced on site and if found to be defective is exchanged for a previously repaired unit by the HP authorized support engineer.
26. HP warrants that both the standard hardware and software will substantially conform to published specifications.
27. Responses are measured from the time the Customer calls until HP has either established a mutually acceptable time for support to be performed, or HP has begun to provide on site support or remote diagnostics. 24x7 refers to coverage hours of twenty-four (24) hours a day, seven (7) days a week.
28. Two (2) levels of warranty coverage are provided for specified intervals of time. The two (2) levels can be described as follows: 1) On site support supplied by the next business day; and 2) Parts only coverage without the need to return the defective part.
29. Two (2) levels of warranty coverage are provided for specified intervals of time. The two (2) levels can be described as follows: 1) On site support supplied by the next business day, and 2) Parts only coverage excluding the keyboard and mouse.
30. The Customer may accept parts only warranty (see footnote 16) or return the product to the point of sale for warranty support.
31. HP warrants that the standard software will substantially conform to published specifications.
32.  Keyboard and mouse are covered for the first (1st) year only.
33. The Enhanced Parts only service level means that HP will provide the Customer with remove resolution assistance, parts diagnosis, replacement part(s) in return for defective one(s), and remote part installation assistance. At its option, HP may, but is not obligated to, repair the product on site.

                   HP WARRANTY AND INSTALLATION INFORMATION

1.      DEFINITIONS

        A. "Delivery" means standard HP shipping to and arrival at the receiving area at the "Ship To" address in the country where customer's order is placed, unless otherwise indicated on the quotation.

        B. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that are determined by HP to be available from HP upon receipt of Customer's order. "Custom Products" means Products modified, designed or manufactured to meet Customer requirements.

        C. "Software" means one or more programs capable of operating on a controller, processor or other hardware Product ("Device"). Software is either a separate Product, included with another Product ("Bundled Software"), or fixed in a Device and not removable in normal operation ("Firmware").

        D "Specifications" means specific technical information about HP Products which is published in HP Product manuals and technical data sheets in effect on the date HP ships Customer's order.

2.      WARRANTY STATEMENT

        A. Product warranty period is defined by the warranty code appearing on quotations, as described in the "Warranty and Installation Classification Table" below or is available upon request.

        B. Products purchased from HP outside the U.S. will receive the standard warranty in the country of purchase. If customer moves such Products to another country where HP has Support presence, the Customer will receive the destination country standard warranty.

        C. Products purchased in the U.S. based on the U.S. list prices will only receive standard warranty in the U.S. except for Products with a global warranty. All products purchased in the U.S. based on international prices will include a global warranty. A global warranty means that the Product will include the destination country's standard warranty in any country where the Product is moved provided that HP has support presence in that country.

        D. Additional warranty coverage may be purchased and that warranty will be limited to the country in which the additional coverage was purchased. Customer may receive a different warranty when the Product is purchased as part of a system. HP reserves the right to change the warranty. Such changes will affect only new orders.

        E. The warranty period begins on the date of delivery, or the date of installation if installed by HP. If customer schedules or delays installation by HP more than 30 days after delivery, the warranty period begins on the 31st day after delivery.

        F. HP warrants HP hardware Products against defects in materials and workmanship. HP further warrants that HP hardware Products conform to Specifications. These warranties do not include periodic recalibration (recommended for some HP Products), unless specifically covered in the warranty terms for such Products.

        G. HP warrants that Software will not fail to execute its programming instructions doe to defects in materials and workmanship when properly installed and used on the device designated by HP. HP further warrants that HP owned standard Software will substantially conform to Specifications. HP does not warrant that software will operate in hardware and software combinations selected by customer, or meet requirements specified by Customer.

        H. HP does not warrant that the operation of Products will be uninterrupted or error free.

        I. HP warrants that each HP hardware, software, and firmware Product delivered under this Exhibit and HP's Terms and Conditions of Sale and Service will be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations, when used in accordance with Product documentation provided by HP (including any instructions for installing patches or upgrades), provided that all other products (e.g. hardware, software, firmware) used in combination with such HP Product(s) properly exchange date data with it. If the Specifications require that specific HP products must perform as a system in accordance with the foregoing warranty, then that warranty will apply to those HP Products as a system, and Customer retains sole responsibility to ensure the Year 2000 readiness of its information technology and business environment. The duration of this warranty extends through January 31, 2001. To the extent permitted by local law, this warranty applies only to branded HP products and not to products manufactured by others that may be sold or distributed by HP. This warranty
Section 21, applies only to HP products shipped after July 01, 1998. The remedies applicable to this Section 21, are those provided in Section 2J below. Nothing in this warranty will be construed to limit any rights or remedies provided elsewhere in this Exhibit and HP's Terms and Conditions of sales and Service with respect to matters other than Year 2000 compliance.

        J. If HP receives notice of defects or non-conformance to hardware Specifications, or substantial non-conformance to HP owned standard Software Specifications during the warranty period, HP will, at its option, repair (and recalibrate only as necessitated by repairs) or replace the affected Products. If HP is unable, within a reasonable time to repair, replace or correct a defect or non-conformance in a Product to a condition as warranted, Customer will be entitled to a refund of the purchase price upon prompt return of the Product to HP. Customer will pay expenses for return of such products to HP. HP will pay expenses for shipment of repaired or replacement Products, except for Products returned to Customer from another country.

        K. HP warrants that HP Support will be provided in a professional and workmanlike manner. HP will replace, at no charge, parts which are defective and returned to HP within 90 days of delivery.

        L. Some newly manufactured HP Products may contain and warranty service may use remanufactured parts, which are equivalent to new in performance.

        M. The above warranties do not apply to defects resulting from improper or inadequate maintenance or calibration by Customer; Customer or third party supplied software, interfacing or supplies; unauthorized modification; improper use or operation outside of the Specifications for the Product; abuse, negligence, accident, loss or damage in transit; improper site preparation; or unauthorized maintenance or repair.

WARR    WARRANTY  SERVICE       SUPPORT             GLOBAL  INSTALL  UPGRADE
CODE    PERIOD    LOCATION      LEVEL               WARR.   INC.     ELIG.
                                                    (13)             (4)
____________________________________________________________________________
1A      30 Days   HP/DEALER     Standard Bench (3)      No      No      No
1B      60 Days   HP            Replacement (18)        Yes     No      No
1C      30 Days   HP/DEALER     Replacement (18)        Yes     No      No
1D      30 Days   HP/DEALER     Parts Only (16,30)      Yes     No      No
1E      5 Years   HP/DEALER     Parts Only (32)         Yes     No      No
1F      90 Days   HP/DEALER     Parts Only (16,30)      Yes     No      No
1G      2 Years   HP/DEALER     Parts Only (16,30)      Yes     No      No
1H      1 Year    HP            Enhanced Parts Only     No      No      Yes
                                Within 48 Hrs (33)
1P      30 Days   HP            Replacement (18)        No      No      No
1Q      30 Days   HP/DEALER     Parts Only (16,30)      No      No      No
2A      90 Days   On Site       4 Hour Response (22)    No      Yes(1)  Yes
2B      90 Days   On Site       4 Hour Response (22)    No      Yes     Yes
2C      90 Days   On Site       4 Hour Response (22)    No      No      Yes
2D      90 Days   On Site       Next Day (22)           No      No      Yes
2E      90 Days   On Site       Next Day (22)           No      Yes     Yes
2F      90 Days   On Site       Next Day (22)           No      No      No
2G      90 Days   On Site       4 Hour Response (22)    No      No      No
2H      90 Days   On Site       Next Day (22)           No      Yes     No
2J      90 Days   On Site       Within 3 Days (22)      No      Yes     No
2K      90 Days   HP/DEALER     Replacement (2)         Yes     No      No
3A      90 Days   HP/DEALER     Standard Bench (3)      No      No      Yes
3B      90 Days   HP/DEALER     Standard Bench (3)      No      No      No
3C      90 Days   HP            Replacement (2)         No      No      No
3D      90 Days   HP            Standard Bench (3)      No      No      No
3E      6 Months  On Site       Within 3 Days (22)      Yes     Yes     Yes
3P      90 Days   HP            Replacement (18)        No      No      No
3Q      90 Days   HP            Parts Only (16,24)      No      Yes     No
3R      90 Days   HP            Parts Only (16,24)      No      No      No
3S      1 Year    On Site       Next Day (22)           Yes     No      Yes
3T      1 Year    On Site       Next Day (22)           Yes     Yes     Yes
3U      90 Days   HP            Replacement (2)         Yes     No      No
3V      18 Months HP/DEALER     Standard Bench (3)      Yes     No      No
3W      1 Year    On Site       Within 3 Days (22)      Yes     No      No
                                Module Exchange (14)
3X      1 Year    HP            Replacement (18)        Yes     No      No
4A      1 Year    HP/DEALER     Standard Bench (3)      No      No      No
4B      1 Year    HP/DEALER     Standard Bench (3)      No      No      Yes
4C      1 Year    HP/DEALER     Standard Bench (3)      No      Yes     No
4D      1 Year    HP/DEALER     Standard Bench (3)      Yes     No      No
4E      1 Year    HP/DEALER     Standard Bench (3)      Yes     No      Yes
4F      1 Year    HP/DEALER     Standard Bench (3)      Yes     Yes     No
4G      1 Year    On Site       Next Day (22)           Yes     No      No
4H      1 Year    HP/DEALER     Unit Exchange, Next     Yes     No      No
                                Day (7)
4J      1 Year    HP/DEALER     Exchange, Next Day (7)  Yes     No      No
4K      1 Year    On Site       Next Day (22)           No      Yes(1)  Yes
4L      1 Year    On Site       Next Day (22)           No      Yes     Yes
4M      1 Year    On Site       Next Day (22)           No      No      Yes
4N      1 year    On Site       Within 2 Days (19)      Yes     No      No
4P      1 Year    HP            Parts Only (16)         Yes     No      No
4Q      1 Year    On Site       Next Day (22)           Yes     Yes     No
4R      1 Year    On Site       Cooperative,            Yes     Yes     Yes
                                7 Days (11)
4S      1 Year    On Site       Cooperative (11)        Yes     Yes     Yes
4T      1 Year    On Site       HW & SW, Next Day (26)  Yes     No      No
4U      1 Year    HP/DEALER     Unit Exchange (7)       Yes     No      Yes
4V      3 Years   HP/DEALER     Parts Only (16)         Yes     No      No
4W      90 Days   On Site       Shared, Same Day (20)   No      No      No
4X      1 Year    HP            Replacement (6)         No      No      No
4Y      1 Year    On Site       SW Next Day (31)        Yes     No      No
5A      1 Year    On Site       Next Day (22)           No      Yes     No
5B      1 Year    On Site       Next Day (22)           No      Yes     No

                WARRANTY AND INSTALLATION CLASSIFICATION TABLE

7T  3 years     On Site       1 Year on Site + 2 Years        Yes  No    No
                              Parts Only  (23)
7U  3 years     On Site       On Site, Within 3 Days (22)     No   Yes   No
7V  3 years     On Site       On Site, Within 3 Days (22)     No   No    Yes
7W  3 years     On Site       On Site, Within 3 Days (22)     No   No    No
7X  3 years     HP/DEALER     Unit Exchange (7)               Yes  No    Yes
7Y  3 years     On Site       8 Hour Response, 24x7 (27)      No   No    No
7Z  3 years     HP/DEALER     Parts Only (16)                 No   No    No
8A  5 years     On Site       Next Day (22)                   No   No    No
8B  5 years     HP            Replacement (18)                No   No    No
8C  5 years     HP/DEALER     Standard Bench                  No   No    No
8D  5 years     HP/DEALER     Replacement (18)                No   No    Yes
8E  5 years     Site & Parts  1 Year On Site + Parts Only     No   No    No
                              Lifetime (17)
8F  5 years     On Site       Next Day (22)                   Yes  No    No
8G  5 years     HP            Replacement (18)                Yes  No    No
8H  5 years     HP/DEALER     Unit Exchange, Next Day (7)     No   No    No
8J  5 years     HP/DEALER     Unit Exchange, Next Day (7)     No   No    Yes
8K  5 years     HP/DEALER     Unit Exchange (7)               No   No    No
8L  5 years     HP/DEALER     Unit Exchange (7)               No   No    Yes
8M  3 years     Site & Parts  90 Days On Site + 33 Months     Yes  No    No
                              Parts Only (28)
8N  3 years     Site & Parts  1 Year On Site + 2 Years
                              Parts Only (28)                 Yes  No    No
8P  3 years     Site & Parts  1 Year On Site + 2 Years Parts  Yes  No    No
                              Only Excluding KB/Mouse (29)
8Q  5 years     HP/DEALER     Parts Only (16)                 No   No    No
8R  3 years     HP/DEALER     Unit Exchange, Next Day (7)     Yes  No    No
8S  3 years     On Site       Unit Exchange (7)               Yes  No    No
8T  2 years     On Site       Next Day (22)                   Yes  Yes   No
8U  2 years     On Site       Within 3 Days (22)              Yes  Yes   No
8V  3 years     Site & Parts  1 Year On Site + 2 Years Parts  No   No    No
                              Only Excluding KB/Mouse (29)
9A  6 years     On Site       4 Hour Response (Expires:       No   No    No
                              30 SEP 2001)
9M  Lifetime    HP            Replacement (5)                 Yes  No    Yes
9N  Lifetime    HP            Replacement (5)                 No   No    Yes
9P  Lifetime    HP            Replacement (5)                 No   No    No
9Q  10 years    HP            Replacement (9)                 No   No    No
9R  Lifetime    HP/DEALER     Unit Exchange, Next Day (7)     Yes  No    Yes
9X  30 years    HP/DEALER     Replacement (8)                 No   No    No
9Y  90 days     HP/DEALER     Replacement (6)                 No   No    No
9Z  90 days     HP            Replacement (24)                No   No    No

6.      RESPONSE TIMES

Response times for on site repair services are specified in the Response Time Table below.

                              RESPONSE TIME TABLE
_______________________________________________________________________________
ZONE NUMBER             1-3             3-5             6           OTHER
_______________________________________________________________________________
Distance (Miles/Km)   0-100/0-160  101-200/161-320  201-300/321/480
_______________________________________________________________________________
Classification Codes  4             8                12              Quote
2A, 2B, 2C, 2G, 4S,   Coverage      Coverage Hours   Coverage Hours
5L, 5M, 5N, 5R,       Hours
5V & 9A
________________________________________________________________________________
Classification Codes  Next          2                 3              Quote
2D, 2E, 2F, 2H, 4G,   Coverage      Coverage          Coverage
4K, 4L, 4M, 4Q, 4T,   Day           Days              Days
5A, 5B, 5C, 5F, 5W,
6A, 6C, 6D, 6N, 6Q,
6R, 7C, 7N, 7P, 7Q,
8A, 8H & 8J
_______________________________________________________________________________
Classification Codes  Within 3      2                 3              Quote
2J, 5D, 5G, 5H, 5J,   Coverage      Coverage          Coverage
5K, 5S, 5T, 5U, 6V    Days          Days              Days
7U, 7V & 7W
_______________________________________________________________________________

7.      INSTALLATION SERVICES

        A.  SITE PREPARATION

        When this service is included in the purchase price of a product, a representative of HP will contact the customer upon receipt of customer's purchase order to discuss site preparation requirements. This may be accomplished either during an on site visit or by telephone, and will encompass technical site planning, preparation and installation requirements relevant to Customer's system. Customer will also receive documentation or information characterizing the physical, electrical and environmental requirements applicable to Customer's system, as well as any other requirements obtained in the appropriate HP "Site Preparation Manual" (when available) for the system.

        B.  SITE SURVEY

        All installation sites must be approved by HP. Prior to the scheduled delivery of Customer's system, an HP representative will verify that the site has been prepared in conformance with the applicable "Site Preparation Manual" (when available) and meets all electrical and environmental requirements contained in that manual. This verification may occur either on site or by telephone.

        C.  PURCHASE OF INSTALLATION SERVICES

        Standard installation services are included in the price of some system products. These services may also be obtained from HP for products or systems which do not include these services in the purchase price of the product for additional cost which will be specially quoted.

        D  INSTALLATION OF SYSTEMS AND SELECTED COMPONENTS

        When installation is included in the purchase price of a product:

        1) HP will install Customer's system(s) at a mutually agreed time following notification by Customer that all Products of the coordinated shipment have been delivered to the site and that the site conforms to HP's requirements. Installations will be performed during HP's normal business hours. Installations performed outside of business hours at Customer's request may be subject to additional charges.

        2) HP systems, including all accessories, interfaces, peripherals and terminals ordered with a system on a coordinated delivery and included in HP's configuration guide and located at the system site, will be installed by HP at no additional charge.

        E.  SOFTWARE INSTALLATION

        Standard software installation services consist of loading the operating system and utilities included in the operating system software on the system and executing applicable verification tests. Software that is Customer installable will be noted in the applicable data sheet.

        F.  INSTALLATION RESPONSIBILITIES

        During system installation, HP will perform the following tasks:

        1.  Supervise uncrating, positioning and racking of the Products;

        2.  Inventory the shipment against the packing list(s);

        3.  Physically interconnect the Products;

        4.  Check the primary power line voltage;

        5. Connect line power to Products shipped with power cable and connector, (1)

        6.  Install operating system and utilities;

        7.  Execute turn-on procedures;

        8.  Perform electronic and mechanical adjustments;

        9. Perform any repairs which may be required to make the Products operational; (2)

        10. Execute standard HP diagnostic or verification program and tests;

        11. Instruct operator on daily care and proper use of Products.

        During system installation, Customer will perform the following tasks:

        1. Receive, uncrate, rack or move the Products and dispose of the packaging materials;

        2.  Rerack or relocate the Products;

        3.  Reconfigure or regenerate Software systems;

        4. Connect line power to Products delivered without power cable and connector;(1)

        5.  May install products not supplied by HP;

        6.  Fabricate or pull cables;

        7. Ensure that site, cable runs and power outlets conform to all local fire and electrical codes;

        8.  Attach wall and ceiling mounts to building structure;

        9. Reconfigure hardware systems, including recabling or relocation of existing products.

        All of the above Customer tasks, except 4 and 8, may be performed by HP for an additional charge and are subject to availability of resources.

NOTES:

1) Due to variations in local electrical codes, many Products are shipped without power cables and connectors. These Products must be connected to power by Customer's electrical contractor who is familiar with local regulations.

2) Repairs made on Products covered by HP warranty will be accomplished at no additional charge. Shipment damage related to a Customer initiated relocation or shipment is not covered under warranty. For Products or damage not covered by HP warranty, repairs will be made at Customer's expense.

       U.S. SOLUTIONS DIRECT RESELLER PROGRAM OPERATIONS POLICY MANUAL

INTRODUCTION

This Operations Policy Manual ("OPM") describes uniform HP policies applicable across Products, channel segments, and Direct Resellers. This OPM applies to all HP Channel Partners that have active purchase agreements containing the U.S. Direct Reseller Program Exhibit. For convenience and consistency, this OPM refers generically to "Direct Resellers".

HP has consolidated these policies in the OPM to ensure consistency and to provide an efficient means for updating changes to HP's policies simultaneously across all applicable channel segments. All capitalized terms used in this OPM retain the meanings defined elsewhere in the Agreement, unless specifically noted to the contrary.

      U.S. SOLUTIONS DIRECT RESELLER OPERATIONS POLICY MANUAL
                              TABLE OF CONTENTS

                                1.  WARRANTY
                                2.  SUPPORT
                                3.  SOFTWARE LICENSING
                                4.  RETURNS
                                5.  CHANNEL PARTNER INSIGNIA
                                6.  OBSOLETE, USED OR REFURBISHED UNITS

           U.S. SOLUTIONS DIRECT RESELLER OPERATIONS POLICY MANUAL

1.      WARRANTY

        A.  WARRANTY STATEMENTS

             1. HARDWARE. HP warrants hardware Products against defects in materials and workmanship. HP further warrants that HP products conform to Specifications effect on the date HP ships the Product.

             2. DESIGNATED SOFTWARE AND FIRMWARE. HP warrants Software and Firmware Products which are designated by HP for use with a hardware Product and are properly installed on that hardware Product, against failures to execute their programming instructions due to defects in materials and workmanship.

             3. HP OWNED STANDARD SOFTWARE. HP warrants that HP owned standard Software will substantially conform to Specifications. HP does not warrant that Software will operate in hardware and software combinations selected by Direct Reseller and/or Customers, or meet requirements specified by Direct Resellers and/or Customers, or that the operation of Products will be uninterrupted or error free.

             4. YEAR 2000. HP warrants that each HP hardware, Software and firmware Product shipped by HP will be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations, when used in accordance with the Product documentation provided by HP (including any instructions for installing patches or upgrades), provided that all other products (e.g. hardware, software, firmware) used in combination with such HP product(s) properly exchange date data with it. If the Specifications require that specific HP Products must perform as a system in accordance with the foregoing warranty, then that warranty will apply to those HP Products as a system, and warranty recipients retain sole responsibility to ensure the Year 2000 readiness of their information technology and business environments.

             5. OTHER WARRANTIES. HP may provide Product specific warranties, either with such Products or via the following HP web site: http:// partner.americas.hp.com/. HP revisions to such warranties will be the date specified by HP. These warranties will take precedence over any conflicting terms contained in this Section 1.

        B. WARRANTY PERIODS AND PASS THROUGH PROCESSES

             1. WARRANTY PERIODS. Product warranty period and additional information is available with Products, on quotations, or upon request. If Direct Reseller does not pass through its HP warranties, the warranty period begins on the date of delivery, or the date of installation if installed by HP. If Customer schedules or delays installation by HP more than thirty (30) days after delivery, the warranty period begins on the thirty-first (31st) day after delivery.

             2. PASS THROUGH PROCESSES. Except as expressly provided in this Agreement, Direct Reseller may pass through the warranties provided under the Agreement to their end-user customers, so long as such warranty terms and conditions obligate HP to no greater than the following:

                  a. Warranty coverage for defective Products no greater than that provided in this Warranty Section and any associated Product Exhibit or Product Category.

                  b. Warranty exclusions and disclaimers no less than those set forth in this Warranty Section and any associated Product Exhibit.

                  c. A duration of warranty expiring no later than the date of expiration of HP's warranty as provided under this Agreement; and

                  d. Limitations of remedies and liability no less than those provided in the limitation of Remedies and Liability Section of this Agreement.

                  Direct Reseller must provide a copy of the currently effective HP warranty to its end-user Customer prior to the downstream sale. A copy of the current version of HP's Warranty and Installation Information (also known as "E-26") is attached as an addendum to this Agreement and may be provided by Direct Reseller to its end-user Customer, provided that Direct Reseller is responsible for ensuring that it provides the current version of E-26. In addition, Direct Reseller may provide more extensive warranty coverage to its end-user customers, so long as HP has no responsibility for fulfilling the associated obligations.

          3. PASS THROUGH WARRANTY PERIOD. Where Direct Reseller uses the pass through processes described above, products ordered by Direct Reseller and temporarily retained in inventory are warranted beginning with the shipment date from HP and ending with shipment to the end-user Customer, for a period not to exceed one hundred (180) days from date of original purchase from HP by Direct Reseller. "User-Warranties" apply only to end-user purchasers of Products. End-user Customer warranties begin upon purchase by the end-user Customer and must be verified by proof of acquisition by such Customer.

          4. YEAR 2000 WARRANTY PERIOD. The duration of the Year 2000 warranty set forth in subsection 1.A.4 above extends through January 31, 2001.

        C. REMEDIES

        If HP receives notice of defects or non-conformance to the warranties provided in this Agreement during the applicable warranty period, HP will, at its option, repair, or replace the affected products. If HP is unable, within a reasonable time, to repair, replace or correct a defect or non-conformance in a Product to a condition as warranted, Customer will be entitled to a refund of the purchase price upon prompt return of such Products to HP. HP will pay expenses for shipment of repaired or replacement Products.

        D. WARRANTY EXCEPTIONS

        1. HP does not warrant that the operation of Products will be uninterrupted or error free.

        2. The warranties provided in subsections 1.A through 1.B above do not include periodic recalibration, recommended for some Products, unless specifically covered in the warranty terms for such Products.

        3. Some newly manufactured Products may contain, and in supporting such Products HP may use, remanufactured parts which are equivalent to new in performance.

        4. The Year 2000 warranty provided in subsection 1.A.4 above applies only to branded HP Products and not to products manufactured by others that may be sold or distributed by HP.

        E. WARRANTY EXCLUSIONS

        The warranties provided in subsections 1.A. through 1.H. above will not apply to damages resulting from abuse, misuse, negligence, accident, loss or damage in transit, or other Product warranty exclusion, or from attempted repair by an unauthorized technician. Direct Reseller will reimburse HP for all freight expenses for any of the foregoing Products returned to HP, or for any returned Products determined by HP to be free from defect. Such HP Products may be shipped back to Direct Reseller, and Direct Reseller will be responsible for associated freight charges. Title to the Products and risk of loss will pass to Direct Reseller at HP's shipping point (Free On Board at Origin; "F.O.B. Origin").

        F. WARRANTY DISCLAIMERS

        THE ABOVE WARRANTIES ARE SOLE AND EXCLUSIVE, AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

2.      SUPPORT

        A. Direct Reseller may order Support from HP's then current Support offering, which is set forth in the attached U.S. Solutions Support Options Addendum. Orders for Support are subject to the terms of this Agreement, including the Support Exhibit or quotation in effect on the date of order. Direct Reseller is responsible for obtaining the agreement of its end-user Customer with respect to any Support obligations under this Agreement that pertain to such Customer.

        B. To be eligible for Support, Products must be at current specified revision levels and, in HP's reasonable opinion, in good operating condition.

        C. HP may, at no additional charge, modify Products to improve operation, supportability and reliability, or to meet legal requirements.

        D. Relocation of Products is the end-user Customer's responsibility. Relocation may result in additional Support charges and modified service response times. Support of Products moved to another country is subject to availability.

        E. HP will provide Support for products not supplied by HP when approved by HP in writing. HP will provide Support for HP Products when the end-user Customer allows HP to perform modifications if requested by HP under Section 2.C. above. Such Customer is responsible for removing any products not eligible for Support to allow HP to perform Support services. If Support services are made more difficult because of such product(s), HP will charge such Customer for the extra work at HP's standard rates.

        F. Support does not cover any damage or failure caused by:

             1. Use of non-HP media, supplies and other products; or

             2. Site conditions that do not confirm to HP's site specifications; or

             3. Neglect, improper use, fire or water damage, electrical disturbances, transportation by Direct Reseller or its end-user Customer, work or modification by people other than HP employees or subcontractors, or other causes beyond HP's control; or

             4. Inability of any non-HP products in the end-user Customer's environment to correctly process, provide or receive date data (i.e., representations for month, day, and year), and to properly exchange date data with the Products supplied by HP.

        G. The end-user Customer is responsible for maintaining a procedure external to the Products to reconstruct lost or altered Customer files, data or programs. Such Customer will have a representative present when HP provides Support services at Customer's site. Customer will notify HP if Products are being used in an environment which poses a potential health hazard to HP employees or subcontractors; HP may require Customer to maintain such Products under HP supervision.

        H. The end-user Customer may delete Products under Support or cancel Support orders upon thirty (30) days written notice. Upon sixty (60) days written notice, HP may cancel Support orders or delete Products no longer included in HP's Support offering.

3.      SOFTWARE LICENSING

        A. Unless prior written consent is obtained from HP, Direct Reseller will not copy or modify any materials supplied under this Agreement, except that Software may be copied for archival purposes, to replace a defective copy, or for program error verification. Direct Reseller will not remove, omit, or alter any label or copyright notice on or in these materials.

        B. Direct Reseller is granted the right to distribute Software and related materials supplied by HP in accordance with the HP Software License Terms in effect on the date of shipment by HP. The current version of the HP Software License Terms are attached as an addendum to this Agreement. Direct Reseller may also use the materials for demonstration purposes in accordance with those license terms.

             1. Where an end-user agreement is supplied with the Software, the user must sign the agreement or indicate acceptance by opening the media package in order to obtain a license to use it. Use of the Software will be subject to the terms of the agreement.

             2. Where the Software is designated as confidential or a trade secret in its license terms, Direct Reseller will safeguard the Software in accordance with industry standards and applicable law, using the same degree of care to prevent unauthorized disclosure as they use with their own trade secrets and those of other suppliers.

        C. Direct Reseller is granted a license to use certain electronic configuration tools, subject to and in accordance with the terms and conditions set forth in the attached HP Configuration Tools License and HP Software License Terms.

4.      RETURNS

        A. INTRODUCTION

             1. The procedures provided in this Agreement for return and repair, replacement, or credit are the exclusive remedies of Direct Reseller for any claim related to any alleged defect, nonconformity, or customer dissatisfaction in Products.

             2. Some Products may be returned under different terms and conditions than those set forth in this Section 4; the terms and conditions applicable to such Products are noted in the specific Product Exhibits and Program Exhibits related to such Products.

        B. DEFECTIVE UNIT RETURNS

             1. Products eligible for defective unit returns are designated on the Product Exhibits.

C. Display of HP Marks is at all times subject to HP's standards, policies and guidelines. HP reserves all rights under law or in equity for misuse of HP trademarks.

6.      OBSOLETE, USED OR REFURBISHED UNITS

A. HP may, from time to time, offer Direct Reseller obsolete, used or refurbished products and/or certain products on special promotional terms. Such purchases may be subject to discounts different than those shown in the Product Exhibits, and on terms which may not include eligibility for Price Protection, stock adjustment, promotional accrual fund allowance or credit towards Direct Reseller's volume commitment levels.

HP HIGH-END ENTERPRISE SERVER PRODUCTS                  EXHIBIT AV40

Products listed on this Exhibit and applicable standard options that are determined by HP to be available from HP upon acceptance of Customer's order earn discounts based on the total shipments by HP in accordance with the following Discount Schedule(s) when purchased in accordance with provisions of this Agreement including all attachments. Custom Product and option discounts are subject to agreement between Customer and HP prior to each order. All language versions of Products listed on this Exhibit qualify.

DISCOUNT

Each product is categorized for discount rate into a "Discount Percentage Schedule" column as shown in the "Products Subject to Discount" table.


                         DISCOUNT PERCENTAGE SCHEDULE


                         UNITED STATES              I
                         US DOLLAR NET              .

                                        0 -  +   33.0


PRODUCTS SUBJECT TO DISCOUNT

[HEWLETT PACKARD LOGO APPEARS HERE]

HP HIGH-END ENTERPRISE SERVER PRODUCTS                  Exhibit AV40

PRODUCT NUMBER  COLUMN          WTY             DESCRIPTION
                                CODE

A3725A          I               5L      V2200/2250 Enterprise Server S
A3725AR         I               5L      Rmkt HP9000 V2200 Enterprise S
A3726A          I               5L      V2200 Base System Configuration
A3726AN         I
A3726AR         I               5L      Rmkt V2200 Base System Configuration
A3727A          I               5L      200 MHz PA8200 Processor with
A3727AN         I               5H      V2200 CPU Rebate
A3727AR         I               5L      Rmkt 200MHz PA8200 Processor w
A3729A          I               5L      6 slot PCI card cage for V Cla
A3729AR         I               5L      Rmkt 6 slot PCI card cage for
A3730A          I               5L      Memory Carrier for V2200
A3730AN         I               5H      V22x0 Memory Board Return Cred
A3730AR         I               5L      Rmkt Memory Carrier for V2200
A3732A          I               5L      1GB memory, set of 8 128MB Dim
A3733A          I               5L      V Class power supply
A3733AR         I               5L      Rmkt V Class power supply
A3734A          I               5K      HP 9000 Localized V Class HW M
A3734AR         I               5K      Rmkt HP9000 Localized V Class
A3746A          I               5L      V Class field Stacking Kit
A4801A          I               5L      V Class base system, technical
A4801AR         I               5L      Rmkt V Class base sys, technic
A4802B          I               5L      System Mgmt Station with Software
A4805AR         I               5L      Rmkt Disk tray for V class tech
A4886A          I               5G      4M V Class UPS DB9 Cable
A5066A          I               5L      V Class 240MHz PA8200 CPU w 4M
A5066AN         I               5H      V2250 CPU Return Credit
A5066AR         I               5L      Rmkt V Class 240MHz, PA8200 CPU
A5068A          I               5L      SCSI - 3 Cable, internal disk to
A5073A          I               5L      V2500 Enterprise Server Solution
A5074A          I               5L      V2500 Base System Configuration
A5075A          I               5K      Localized V2500 HW Manual Kit
A5078A          I               5L      V2500 Memory Controller Board,
A5081A          I               5L      V2250 Base System Configuration
A5081AN         I
A5081AR         I               5L      Rmkt V2250 Base System Configuration
A5082A          I               5L      V2500 2GB memory, set of 8 256
A5083A          I               5L      HP 9000 V2250 Server Upgrade
A5085A          I               5L      2GB SCA memory, set of 8 256MB
A5086A          I               5L      V2500 Base System Configuration
A5199A          I               5L      1GB SCA memory, set of 8 128MB
A5489A          I               5L      V2500 Service Support Processor
A5491A          I               5L      V2500 440MHz PA8500 Single CPU
A5492A          I               5L      V2500 440MHz PA8500 Dual CPU B
A5502A          I               5L      V2500 Single to Dual CPU Board
A5517A          I               5L      V2500 SCA Mem Controller Brd,
A5532A          I               5L      V2500 SCA Base System Configuration
B6044AA         I               5L      Test Station SW for system con
B6257AA         I               3C      Hyperfabric Media
B7148AA         I               3C      V2500 Svc Support Proc. Diagnostic

                                 EXHIBIT AV42
                   HP SURESTORE E DISK ARRAY MC256 PRODUCTS

A. Products listed on this Exhibit and applicable standard options that are determined by HP to be available from HP upon acceptance of Reseller's order earn discounts based on the total shipments by HP in accordance with the following Discount Schedule(s) when purchased in accordance with the provisions of this Agreement including all attachments. Custom product and option discounts are subject to agreement between Reseller and HP prior to each order. All language versions of products listed on this Exhibit qualify.

B.  DISCOUNT

    Each product is categorized for discount rate into a "Discount Percentage Schedule" column as shown in the "Products Subject to Discount" table.

    Products categorized in discount column II, which is not reflected on the following "Discount Percentage Schedule," will receive 0% discount.

_____________________________________________________________________________
                         DISCOUNT PERCENTAGE SCHEDULE

                           United States           1

                           US dollar net

                                0 -         +     33.0
_____________________________________________________________________________

C.   SPECIAL TERMS

     The following terms are required to take precedence over the indicated terms contained in the HP Reseller Business Terms and current version of the applicable Operations Policy Manual (OPM).

     1) Add the following to section 6 of HP Reseller Business Terms, Orders and Delivery, subsection (c) as follows: MC256 Products are classified as Custom Products that are manufactured to meet Reseller's requirements and, are subject to a return fee after shipment of up to five percent (5%) of list price if the return occurs within one hundred twenty (120) days of the shipment date. Products on this Exhibit receive no return credit after one hundred twenty (120) days of the shipment date. Prior to any return, Reseller must obtain a Return Materials Authorization ("RMA") number by calling Reseller's HP customer support representative.

     2) Clarify section 13 of HP Reseller Business Terms, Intellectual Property Protection, subsection (a) as follows: MC256 Products are not considered Custom Products for purposes of this section 13 and are included under the Intellectual Property Protection section and subparagraphs.

     3) Add the following to section 4 of OPM, Returns: MC256 Products are classified as Custom Products that are manufactured to meet end-user customers' requirements and are not qualified or covered for inventory adjustment programs.

D.    ADDITIONAL OBLIGATIONS

      Reseller agrees to comply with the following additional obligations with respect to the products sold under this Agreement.

      1) Reseller must identify a central contact for HP business development, information dissemination and problem resolution. The individual identified may be an existing HP 9000 and/or HP 3000 contact.

      2) Reseller must have at least one (1) sales representative per HP authorized sales location, capable of representing Products in face-to-face selling to the customer. The individual identified may be an existing HP 9000 and/or HP 3000 contact.

      3) Reseller must have at least one (1) engineer capable of doing pre-sales support for HP Products, according to the standards defined by HP.

      In order to provide and maintain the appropriate HP Product knowledge, above sales representatives and engineers must attend training as offered and must be certified according to the criteria and guidelines defined by HP.

      4) Reseller will not actively market the MC256 Products identified in this Exhibit for attachment solely to "System 390 Mainframe" (or compatible) computer systems, or in end-user environments where the only type of computer system attached or planned to be attached to the applicable MC256 Product is a System 390 Mainframe.

      5) Reseller may, however, actively market MC256 Products identified in this Exhibit for attachment to at least one computer system other than a System 390 Mainframe (or compatible) computer system.

      6) Reseller may sell only those Products that correspond to the certifications they have achieved.

      7) Reseller must provide detailed end-user information to HP to ensure appropriate installation and support services.

      8) Reseller must notify its end-user customers that HP requires modem access to Products supplied under this Exhibit, in order to facilitate warranty and post-warranty support services. If modem access is denied, the associated warranty will be deemed null and void.

      9) Service processors for the Products supplied under this Exhibit may only be accessed by HP personnel. In the event of access by any other personnel, the associated warranty will be deemed null and void.

                         PRODUCTS SUBJECT TO DISCOUNT

PRODUCT NUMBER  COLUMN  WTY     DESCRIPTION
                        CODE

A5700A          I       NA
A5701A          I       1J
A5702A          I       1J
A5072U          I       1J
A5703A          I       1J
A5703U          I       1J
A5704A          I       1J
15704U          I       1J
A5705A          I       1J
A5705U          I       1J
A5706A          I       1J
A5707A          I       1J
A5708A          I       1J
A5709A          I       1J
A5710A          I       1J
A5710U          I       1J
A5711A          I       1J
A5711U          I       1J
A5712A          I       1J
A5712U          I       1J
A5719A          I       1J
A5719U          I       1J
A5721L1         I       1J
A5721L2         I       1J
A5721R1         I       1J
A5721R2         I       1J
A5721U          I       1J
A5723L1         I       1J
A5723L2         I       1J
A5723R1         I       1J
A5723R2         I       1J
A5723U          I       1J
A5731S          I       1J
A5731U          I       1J
A5732U          I       1J
A5733S          I       1J
A5733U          I       1J
A5740A          I       1J
A5740U          I       1J
A5745A          I       1J
A5745U          I       1J
A5746A          I       1J
A5746U          I       1J
A5750A          I       1J
A5751A          I       1J
A5752A          I       1J
B7905A          I       NA
B7905AU         I       NA
B7906A          I       NA
B7906AU         I       NA
B7907A          I       NA
B7907AU         I       NA
B7908A          I       NA
B7908AU         I       NA
B7909A          I       NA
B7910A          I       NA
B7911A          I       NA
B7912A          I       NA
B7912AU         I       NA
B7913A          II      NA
B7914A          I       NA
B7914AU         I       NA
B7915A          I       NA
B7916A          I       NA
B7917A          I       NA

                           HEWLETT-PACKARD COMPANY

                   U.S. AGREEMENT FOR AUTHORIZED SOLUTIONS

                               DIRECT RESELLERS